                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported):  February 15, 2000



                              PTEK HOLDINGS, INC.
                           (Exact name of registrant
                          as specified in its charter)


        Georgia                    0-27778                  59-3074176
     ----------------            -----------            ------------------
     (State or other             (Commission             (I.R.S. Employer
     jurisdiction of             File Number)           Identification No.)
     incorporation)


              3399 Peachtree Road, N.E.
            The Lenox Building, Suite 600
                 Atlanta, Georgia                       30326
     -----------------------------------------        ---------
     (Address of principal executive officers)        (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                             Premiere Technologies, Inc.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

Name Change
-----------

On February 15, 2000, the Registrant changed its name from Premiere Technologies, Inc. to PTEK Holdings, Inc. by filing Articles of Amendment with the Georgia Secretary of State.

Adjustments to Historical Financial Statements
----------------------------------------------

On February 29, 2000, PTEK Holdings, Inc. ("PTEK") announced in its earnings press release that it will be required to make certain adjustments to its historical financial statements as a result of comments from the Securities and Exchange Commission ("SEC"). The adjustments to PTEK's financial statements for the fiscal years ended 1997 and 1998 and the nine months ended September 30, 1999, which are being made in response to an SEC letter dated February 25, 2000 following a review of certain filings made by PTEK, reflect adjustments to the timing and classification of certain expenses recorded by PTEK in 1997 and 1998 primarily in connection with its acquisitions of Voice-Tel and VoiceCom. Until receipt of the February 25, 2000 letter from the SEC, PTEK believed that its accounting treatment with respect to each of the timing and classification of these expenses was appropriate at the time it was taken, as did PTEK's independent auditors. The effect of these adjustments is to decrease PTEK's loss per share from $.78 to $.57 for the fiscal year ended December 31, 1997, to increase its loss per share from $1.67 to $1.90 for the fiscal year ended December 31, 1998, and to decrease its loss per share for the nine months ended September 30, 1999 from $2.01 to $1.97.

PTEK plans to amend, as soon as reasonably practicable, its Annual Report on Form 10-K for the fiscal year ended 1998 and its interim unaudited financial statements for the first three quarters of 1999, as necessary, to reflect these adjustments. Accordingly, PTEK's Annual Report on Form 10-K for the fiscal year ended 1998 and its interim unaudited financial statements for the first three quarters of 1999 should not be relied upon until they are so amended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PTEK HOLDINGS, INC.



                                        By:  /s/ Patrick G. Jones
                                        ------------------------------------
                                        Patrick G. Jones
                                        Executive Vice President,
                                        Chief Financial Officer and
                                        Chief Legal Officer


Dated:  March 3, 2000

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